UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 29, 2016
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2016, Delphi Automotive PLC (the “Company”) issued a press release announcing Mark J. Murphy, the Company’s Chief Financial Officer and Executive Vice President, had stepped down from his position effective February 29, 2016 and will be leaving the Company following a brief transition period. Effective March 1, 2016, Joseph R. Massaro, currently the Company’s Vice President, Corporate Controller, will assume the role of Chief Financial Officer and Senior Vice President.

Mr. Massaro, 46, joined the Company in October 2013 as Vice President, Internal Audit, and in September 2014 was appointed to the position of Vice President, Corporate Controller. Previously, Mr. Massaro was a managing director at Liberty Lane Partners from 2008-2013, a private-equity investment firm focused on building and improving middle-market companies. While there he also served as chief financial officer of inVentiv Health Inc. from 2010 to 2013, a Liberty Lane portfolio company.  Prior to Liberty Lane, he served in a variety of finance and operational roles at Thermo Fisher Scientific from 2002 to 2007, including senior vice president of Global Business Services where his responsibilities included the global sourcing and information technology functions.  Prior to the merger with Thermo Electron, he also served as vice president and corporate controller of Fisher Scientific and held several other senior finance positions.

Mr. Massaro began his career at PricewaterhouseCoopers,1992 to 2002, where he served as a managing director in the firm's Transaction Services practice. Mr. Massaro received a Bachelor of Science in Finance and Economics from Bentley University, and an MBA and Master of Science in Accounting from Northeastern University.

Mr. Massaro has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Compensation and Human Resources Committee of the Board approved the following compensation arrangements for Mr. Massaro as Chief Financial Officer:

•	Annual base salary of $550,000

•	Annual bonus target of 90% of base salary

•	A long-term incentive award with a target value of $1.5 million in the form of 25% time-vesting and 75% performance-vesting restricted stock units, to be made in the normal course

The terms and conditions of Mr. Massaro’s employment and compensation, including the application of his existing post-service covenants, including non-compete and non-solicitation provisions, will continue to apply.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated March 1, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 1, 2016	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated March 1, 2016

4